UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 20, 2018

CNL STRATEGIC CAPITAL, LLC

(Exact name of registrant as specified in its charter)

DELAWARE	333-222986	32-0503849
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

CNL Center at City Commons

450 South Orange Avenue

Orlando, Florida 32801

(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (407) 650-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01 Other Events.

Determination of Net Asset Value for the month ended August 31, 2018

On September 20, 2018, the board of directors (the “Board”) of CNL Strategic Capital, LLC (the “Company”) determined the Company’s net asset value per share for each share class in a manner consistent with the Company’s valuation policy, as described under the "Determination of Net Asset Value" in the Prospectus, as amended and supplemented. Class FA shares were offered in a separate private offering and are not being offered in the Company’s current public offering (the “Offering”). The following table provides the Company’s aggregate net asset value and net asset value per share for its Class FA, Class A, Class T, Class D, and Class I shares as of August 31, 2018:

Month Ended August 31, 2018	Class FA	Class A	Class T	Class D	Class I	Total
Net Asset Value	$86,252,377	$117,761	$495,171	$1,644,202	$3,074,373	$91,583,884
Number of Outstanding Shares	3,266,260	4,477	18,769	62,558	116,682	3,468,746
Net Asset Value, Per Share	$26.41	$26.30	$26.38	$26.28	$26.35

We have also posted this information on our website at www.cnlstrategiccapital.com. A subscriber may also obtain this information by calling us by telephone at (866) 650-0650.

Public Offering Price Adjustment

On September 20, 2018, the Board also approved the new per share public offering price for each share class in the Offering. The new public offering prices will be effective as of September 27, 2018 and will be used for the Company’s next monthly closing for subscriptions on September 28, 2018. The purchase price for Class A, Class T, Class D, and Class I shares purchased under our distribution reinvestment plan will be equal to the net asset value per share as of August 31, 2018. The following table provides the new public offering prices and applicable upfront selling commissions and dealer manager fees for each share class available in the Offering:

	Class A	Class T	Class D	Class I
Public Offering Price, Per Share	$28.74	$27.70	$26.28	$26.35
Selling Commissions, Per Share	$1.72	$0.84
Dealer Manager Fees, Per Share	$0.72	$0.48

We have also posted this information on our website at www.cnlstrategiccapital.com. A subscriber may also obtain this information by calling us by telephone at (866) 650-0650.

Declaration of Distributions

On September 20, 2018, the Board declared cash distributions on the outstanding shares of all classes of our common shares based on weekly record dates for the time period beginning on October 2, 2018 through and including October 31, 2018, as set forth below:

Distribution Record Date	Distribution Payment Date	Declared Distribution Per Share for Each Share Class
		Class FA	Class A	Class T	Class D	Class I
October 2, 2018	November 9, 2018	$0.024038	$0.024038	$0.019231	$0.021635	$0.024038
October 9, 2018	November 9, 2018	$0.024038	$0.024038	$0.019231	$0.021635	$0.024038
October 16, 2018	November 9, 2018	$0.024038	$0.024038	$0.019231	$0.021635	$0.024038
October 23, 2018	November 9, 2018	$0.024038	$0.024038	$0.019231	$0.021635	$0.024038
October 31, 2018	November 9, 2018	$0.024038	$0.024038	$0.019231	$0.021635	$0.024038

Cautionary Note Regarding Forward-Looking Statements

Statements in this Current Report on Form 8-K, including intentions, beliefs, expectations or projections relating to the items described herein, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are based on the beliefs and assumptions of the Company’s management and on the information currently available to management at the time of such statements. Forward-looking statements generally can be identified by the words “believes,” “expects,” “intends,” “plans,” “estimates” or similar expressions that indicate future events. Forward-looking statements are subject to substantial risks and uncertainties, many of which are difficult to predict and are generally beyond the Company’s control. Any forward-looking statement made by us in this Current Report is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. Important risks, uncertainties and factors that could cause actual results to differ materially from those in the forward-looking statements include the risks associated with the Company’s ability to pay distributions and the sources of such distribution payments, the Company’s ability to locate and make suitable investments, and other risks described in the “Risk Factors” section of the Company’s Registration Statement on Form S-1 and the other documents filed by the Company with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 20, 2018		CNL Strategic Capital, LLC
a Delaware limited liability company

	By:	/s/ Chirag J. Bhavsar
Chirag J. Bhavsar Chief Executive Officer